Other Financial Assets	12 Months Ended
Dec. 31, 2024
Other Financial Assets [Abstract]
Other financial assets
8.	Other financial assets

	2024	2023
	USD	USD

Keyman insurance#	69,505	-
Advance from supplier*	323,514	-
	393,019	-

*	Advances from supplier pertain to credit notes issued by the supplier. These credit notes were partially offset against current purchases but could not be fully utilized as at the reporting date. The remaining balance will be fully utilized and offset against future purchases.

#	Keyman insurance was purchased by the company for a department head, who is a family member of Swee Kheng Chua, for which $85,956 was capitalized as other financial asset. The amount was revalued to $69,505 as at December 31, 2024. The policy has an accumulating asset value and provides $1 million coverage on the life insured. The Company has the discretion to reassign the life insured.